UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 20, 2015 (April 20, 2015)

ALR TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-30414
(Commission File No.)

7400 Beaufont Springs Drive
Suite 300
Richmond, Virginia  23225
(Address of principal executive offices) (Zip Code)

(804) 554-3500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                   REGULATION FD DISCLOSURE.

On April 20, 2015, we announced that the Clay-Platte Family Medicine Clinic, one of the largest primary care clinics in the Northland of Kansas City, has signed a contract with us to improve diabetes health outcomes using the Health-e-Connect remote chronic care management system. This is the first commercial deployment of the Health-e-Connect system.

ITEM 9.01                   EXHIBITS AND FINANCIAL STATEMENTS.

Exhibit	Document Description

99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 20th day of April 20, 2015.

ALR TECHNOLOGIES INC.

BY:	WILLIAM SMITH
William Smith
President and member of the Board of Directors